UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 17, 2008

Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	1-33732	26-1384892
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1410 St. Georges Avenue, Avenel, New Jersey	07001
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:(732) 499-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4 (c))

Item 1.01 Entry into a Material Definitive Agreement

On December 17, 2008, stockholders of Northfield Bancorp, Inc. (the "Registrant") approved the Registrant's 2008 Equity Incentive Plan (the "Equity Incentive Plan"). A description of the Equity Incentive Plan is included in the “Proposal -- Approval of the Northfield Bancorp, Inc. 2008 Equity Incentive Plan” of the Registrant's Definitive Proxy Statement for its December 17, 2008 Special Meeting, as filed with the Securities and Exchange Commission (the "SEC") on November 12, 2008 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
--------------	--------------

10

Northfield Bancorp, Inc. 2008 Equity Incentive Plan (incorporated by reference to Appendix A of the Registrant's Definitive Proxy Statement for the 2008 Special Meeting of Stockholders (File No. 1-33732), as filed with the SEC on November 12, 2008).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHFIELD BANCORP, INC.

DATE: December 18, 2008	By:	/s/ Steven M. Klein
Steven M. Klein
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed as part of this report:

Exhibit No.	Description
--------------	--------------

10

Northfield Bancorp, Inc. 2008 Equity Incentive Plan (incorporated by reference to Appendix A of the Registrant’s Definitive Proxy Statement for the 2008 Special Meeting of Stockholders (File No. 1- 33732), as filed with the SEC on November 12, 2008).